Exhibit 99.1

Investor Presentation Q3 2023

Investor Presentation

Q3 2023

PRIME MERIDIAN
HOLDING COMPANY

FORWARD LOOKING STATEMENTS

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

GLOSSARY OF TERMS

- Q2-20 or Q2 2020 – Second Quarter of 2020
- Q3-20 or Q3 2020 – Third Quarter of 2020
- Q4-20 or Q4 2020 – Fourth Quarter of 2020
- Q1-21 or Q1 2021 – First Quarter of 2021
- Q2-21 or Q2 2021 – Second Quarter of 2021
- Q3-21 or Q3 2021 –Third Quarter of 2021
- Q4-21 or Q4 2021 – Fourth Quarter of 2021
- Q1-22 or Q1 2022 – First Quarter of 2022
- Q2-22 or Q2 2022 – Second Quarter of 2022
- Q3-22 or Q3 2022 – Third Quarter of 2022
- Q4-22 or Q4 2022 – Fourth Quarter of 2022
- Q1-23 or Q1 2023 – First Quarter of 2023
- Q2-23 or Q2 2023 – Second Quarter of 2023
- Q3-23 or Q3 2023 – Third Quarter of 2023
- 2022Y – Fiscal Year 2022
- 2021Y – Fiscal Year 2021
- Annualized – Calculated to reflect a rate based on a full year
- ALLL – Allowance for loan losses
- CAGR – Compound annual growth rate
- CECL – Current Expected Credit Losses
- COF – Cost of funds
- COVID-19 – Pandemic-related virus
- CRE – Commercial real estate
- Efficiency ratio – Ratio of noninterest expense to sum of total net interest income and noninterest income
- FTE – Full time equivalent
- GAAP – Generally accepted accounting principles
- MM – Dollars in millions
- NPA – Nonperforming assets
- NPL – Nonperforming loans
- OTCQX – OTC Exchange
- PMB – Prime Meridian Bank
- PMHG – Prime Meridian Holding Company
- PPP – SBA's Paycheck Protection Program related to COVID-19
- PTPP – Pre-tax pre-provision
- ROAA – Return on average assets
- ROAE – Return on average equity
- SBA – Small Business Administration

COMPANY PROFILE

Q3 2023 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$72.0 million (as of 9/30/2023)
Price / TBV[1]	96.2% (as of 9/30/2023)
Assets	$832.0 Million
Loans, net	$629.0 Million
Deposits	$722.8 Million
Shareholders' Equity	$74.8 Million
NPAs [2]/ Assets	0.19%
Leverage Ratio (Company)	10.34%
Leverage Ratio (Bank)	10.18%
Shares Outstanding	3,263,733
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com



AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 9/30/2023

(1) TBV = Tangible Book Value
(2) NPAs = Nonperforming Assets

PRIME MERIDIAN HOLDING COMPANY

INVESTMENT CONSIDERATIONS

Financial	✓ History of profitable operations, driven by strong organic loan growth and core deposit base ✓ Continued emphasis on expense management and historically stable operating efficiency ratio ✓ Quarterly revenue per share Q3 2023 (ex-mortgage banking & PPP) up 19% over Q3 2022
Credit Quality	✓ Corporate-banking style underwriting philosophy within community banking model ✓ Conservative risk culture with focus on credit, interest rate and compliance risk management ✓ Long history of disciplined credit process and strong asset quality. NPAs of 0.19% at 9/30/2023
Capital and Liquidity	✓ Tier 1 Leverage of 10.18% (Bank) ✓ Tangible book value per share of $22.91 ✓ Current liquidity resources and access to capital provides capacity for additional growth and loan funding
Growth and Strategy	✓ Personalized client service guided by core values ✓ Operating in attractive growth markets (North and Central Florida) ✓ Targeting additional locations in North/Central Florida, South Georgia, and South Alabama
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Strong credibility with regulators and investors ✓ Meaningful insider ownership is aligned with shareholder interest

PROFILE | MANAGEMENT TEAM

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.
Vice Chairman, President and Chief Executive Officer
Age: 53 | 26 years banking experience



Susan Payne Turner
Executive Vice President and Chief Risk Officer
Age: 56 | 40 years banking experience



Monté L. Ward
Executive Vice President and Chief Information Officer
Age: 42 | 21 years banking and information security experience



Chris L. Jensen, Jr.
Executive Vice President and Chief Lending Officer
Age: 66 | 43 years banking and lending experience



Clint F. Weber
Executive Vice President and Chief Financial Officer
Age: 42 | 19 years banking and credit experience

COMPANY PERSONNEL

- ✓ **Employees, Management and Director Ownership: 23.3%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 43.2%**
- ✓ **Average Age**
  - Entire Team[(1)] 40.1
  - Executive Officers 51.8
  - All Officers 47.7

(1) 108.7 FTEs

Data as of 9/30/2023

Corporate Culture

Who we are. What we stand for.

MISSION	Building bankers to serve our clients and community in order to optimize shareholder value.
PURPOSE	Banking done right, right away.
CORE VALUES	• **Passion** – level of intense excellence and commitment beyond simply meeting requirements • **Grace** – high level of service with courtesy and compassion • **Integrity** – doing the right thing because it's the right thing to do • **Tenacity** – culture of looking at new ideas, tackling challenges and overcoming obstacles • **Accountability** – personally accepting full and ultimate responsibility as well as holding one another accountable

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.



PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

SEMINOLE 100

2018, 2019, 2020, 2021, 2022, 2023
Seminole 100 recognizes the 100 fastest-growing Florida State university (FSU) alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

5 Star Rating

53 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

Tallahassee Magazine's 2021 BEST of Tallahassee

Voted by readers of Tallahassee Magazine 2018, 2020, 2021

American Banker 2023 Best Banks to Work For

Annually since 2015

FINANCIAL HIGHLIGHTS

$2.13
Diluted EPS
GAAP YTD-23

$3.04
Diluted EPS
PTPP YTD-23

1.12% ROAA
GAAP YTD-23

1.60% ROAA
PTPP YTD-23

1.51%
Costs of Deposits
Q3-23

27%
DDA/Total Deposits
Q3-23

12.57%
ROAE
GAAP YTD-23

17.91%
ROAE
PTPP YTD-23

18.70%
Net Loans CAGR
2017-2022

61.45%
Efficiency Ratio
Q3-23

87.7%
Loan/Deposit
Ratio
Q3-23


Diluted Earnings Per Share
$1.42
$2.74
$2.66
$3.42
$3.03
$4.27
$2.13
$3.04
2020
2021
2022
YTD-23
GAAP
Operating PTPP


Return on Average Assets
0.75%
1.45%
1.11%
1.43%
1.14%
1.60%
1.12%
1.60%
2020
2021
2022
YTD-23
GAAP
Operating PTPP


Book Value Per Common Share
$19.32
$21.42
$21.19
$22.91
2020
2021
2022
Q3-23


Return on Average Equity
7.77%
14.99%
12.81%
16.51%
14.77%
20.79%
12.57%
17.91%
2020
2021
2022
YTD-23
GAAP
Operating PTPP

See Non-GAAP Reconciliation on Page 38

Net Interest Drivers

(dollars in millions and represents average period-ending balance)

Average Securities Yield



2.43%
2.64%
2.64%
2.63%
2.67%
$144.7
$142.2
$141.3
$140.7
$137.7
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23

Average Loan Yield



4.76%
5.14%
5.29%
5.52%
5.76%
$555.5
$588.5
$601.8
$613.1
$620.3
Q3-22 Adjusted(1)
Q4-22 Adjusted(1)
Q1-23 Adjusted(1)
Q2-23 Adjusted(1)
Q3-23 Adjusted(1)

Net Loans (Adjusted)[1]

(1) See Non-GAAP Reconciliation on Page 35

Excludes HFS & PPP Loans

Average Cost of Interest-Bearing Liabilities



0.48%
0.90%
1.24%
1.72%
2.19%
$569.8
$537.8
$532.2
$540.4
$547.0
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23

Average Cost of Funds



0.35%
0.64%
0.90%
1.26%
1.62%
$214.5
$217.4
$198.8
$192.7
$569.8
$537.8
$532.2
$540.4
$547.0
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and internal company documents

Building Franchise Value

Total Assets (in millions)



CAGR – 19.3%
$402
$501
$647
$841
$815
$832
2018
2019
2020
2021
2022
Q3-23

Net Loans (in millions)



CAGR – 19.4%
$290
$338
$410
$475
$589
$629
2018
2019
2020 Adjusted(1)
2021 Adjusted(1)
2022 Adjusted (1)
Q3-23 Adjusted (1)

Net Loans

Net Loans (Adjusted)(1)

(1) See Non-GAAP Reconciliation on Page 35

Excludes HFS & PPP Loans

Total Deposits (in millions)



CAGR – 19.7%
$349
$438
$581
$763
$732
$723
2018
2019
2020
2021
2022
Q3-23

Average Cost of Total Deposits (percent)



0.70
0.89
0.57
0.30
0.33
1.51
2018
2019
2020
2021
2022
Q3-23

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

BUILDING SHAREHOLDER VALUE

Total Common Equity (in millions)


CAGR – 7.6%
$51
$56
$60
$67
$67
$75
2018
2019
2020
2021
2022
Q3-23

Net income (in thousands)


$4,042
$3,542
$4,458
$8,347
$9,681
$2,831
2,120
2018
2019
2020
2021
2022
Q3-22
Q3-23

Book Value Per Share


CAGR – 7.0%
$16.19
$17.51
$19.32
$21.42
$21.19
$22.51
2018
2019
2020
2021
2022
Q3-23

Earnings Per Share (Basic)


$1.29
$1.12
$1.42
$2.67
$3.67
$0.90
$0.66
2018
2019
2020
2021
2022
Q3-22
Q3-23

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

STRONG RECORD OF PRE-TAX PRE-PROVISION (PTPP) PERFORMANCE (NON-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)


$5,853
$5,765
$8,603
$10,760
$13,627
$13,065
2018
2019
2020
2021
2022
YTD Annualized

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)


$1.87
$1.82
$2.74
$3.42
$4.27
$4.06
2018
2019
2020
2021
2022
YTD Annualized

PTPP Return on Average Assets (Non-GAAP) %


1.54
1.26
1.45
1.43
1.60
1.60
2018
2019
2020
2021
2022
YTD Annualized

PTPP Return On Average Equity (Non-GAAP) %


12.21
10.84
14.99
16.51
20.79
17.91
2018
2019
2020
2021
2022
YTD Annualized

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 39.

Revenue Growth Per Share

(per share data based on yearly revenues and period end common shares outstanding)

Annual Revenue Per Share (Unadjusted)



22.50%
16.10%
17.50%
13.80%
20.10%
$5.59
$6.43
$7.55
$8.60
$10.33
2018
2019
2020
2021
2022
Revenue Per Share-Unadjusted
Revenue Growth Per Share-Growth Y/Y

Annual Revenue Per Share (Ex-PPP)



22.50%
16.10%
8.90%
7.50%
33.90%
$5.59
$6.43
$7.00
$7.53
$10.08
2018
2019
2020
2021
2022
Revenue Per Share-Ex PPP
Revenue Growth Per Share-Growth Y/Y

Annual Revenue Per Share (Ex-Mortgage Banking)



23.20%
15.30%
17.00%
13.60%
23.70%
$5.45
$6.22
$7.28
$8.22
$10.18
2018
2019
2020
2021
2022
Revenue Per Share-Ex Mtg Banking
Revenue Growth Per Share-Growth Y/Y

Annual Revenue Per Share (Ex-Mortgage Banking & PPP)



23.20%
15.30%
8.10%
6.30%
38.90%
$5.45
$6.22
$6.73
$7.15
$9.93
2018
2019
2020
2021
2022
Revenue Per Share-Ex Mtg Banking & PPP
Revenue Growth Per Share-Growth Y/Y

Source: S&P Global and internal company documents. See Non-GAAP Reconciliation on Page 41.

REVENUE GROWTH PER SHARE

(per share data based on quarterly revenues and period end common shares outstanding)

Quarterly Revenue Per Share (Unadjusted)


14.94%
$2.77
$3.00
$3.00
$3.18
$3.27
8.30%
1.00%
4.95%
2.83%
3Q-22
4Q-22
1Q-23
2Q-23
3Q-23
Qrtly Revenue PS-Unadjusted
Qrtly Revenue Growth PS-Growth Q/Q

Quarterly Revenue Per Share (Ex-PPP)


18.45%
$2.76
$3.00
$3.03
$3.27
8.70%
1.00%
4.95%
2.83%
3Q-22
4Q-22
1Q-23
2Q-23
3Q-23
Qrtly Revenue PS-Ex-PPP
Qrtly Revenue Growth PS-Growth Q/Q

Quarterly Revenue Per Share (Ex-Mortgage Banking)


15.68%
$2.73
$2.98
$3.01
$3.16
$3.24
9.16%
1.01%
4.98%
2.53%
3Q-22
4Q-22
1Q-23
2Q-23
3Q-23
Qrtly Revenue PS-Ex-MB
Qrtly Revenue Growth PS-Growth Q/Q

Quarterly Revenue Per Share (Ex-Mortgage Banking & PPP)


18.78%
$2.72
$2.98
$3.01
$3.15
$3.24
9.56%
1.01%
4.65%
2.86%
3Q-22
4Q-22
1Q-23
2Q-23
3Q-23
Qrtly Revenue PS-Ex-MB & PPP
Qrtly Revenue Growth PS-Growth Q/Q

Source: S&P Global and internal company documents. See Non-GAAP Reconciliation on Page 37.

BALANCE SHEET – BOND PORTFOLIO STATISTICS



Investment Securities Segmentation
21.05%
34.29%
2.28%
42.38%
Agency/Treasury
MBS
Asset Backed
Municipals

Portfolio: September 30, 2023
Total Investments: $135.7 million
Net Unrealized Gain (Loss) AFS: ($11.0 million)

QUARTER	EFFECTIVE DURATION	AVG YIELD	AVG LIFE
3Q23	3.62	2.67%	4.95
2Q23	3.74	2.63%	5.17
1Q23	3.81	2.64%	5.28
4Q22	3.93	2.64%	5.43
3Q22	4.07	2.43%	5.63
2Q22	4.16	2.22%	5.53
1Q22	4.39	1.83%	6.11

Data as of 9/30/2023

- Fixed Rate Loans $186.5 million
  - Weighted Average Maturity 6.2 years
- Variable Rate Loans $452.7 million
  - $150.6 million ST Variable Rate (0-12 Month reset
  - $302.1 million LT Variable Rate (>12 Month reset)

Fixed vs Variable Rate Loans

in millions


$150.6
24%
$186.5
29%
$302.1
47%
Fixed Rate
LT Variable
ST Variable

% Change in Projected Baseline Net Interest Income Immediate and Parallel Shock-Static Balance Sheet

Change in Interest Rates	0-12 Months	13-24 Months
+2.00%	(6.17)%	(0.57)%
+1.00%	(2.99)%	(0.06)%
Current	-%	-%
-1.00%	2.46%	(1.13)%

Data as of 9/30/2023

DISCIPLINED CREDIT PROCESSES
(in thousands)

Granular Portfolio – Lending Exposure Limits

Concentration limits set for primary segments of the portfolio.

Internal company data as of 9/30/2023

✓ Secured Legal Limit – Bank	$ 21,135
✓ Secured In-House Limit	$ 8,000
✓ Top 25 Relationships	$ 170,356

STRUCTURE
- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Regularly-scheduled Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS
- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Semi-annual external third-party loan reviews

POLICY
- Ongoing review and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- CECL was implemented January 2023 for small SEC-filing institutions

CRE Commitments & Exposure
(dollars in thousands)

✓ As part of its overall risk management program, Prime Meridian Bank pursues a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintains its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$ 89,444**
Total Loans	**$ 633,982**

Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$	76,481	$	42,998	133.58 %	12.06 %
Multifamily		22,662		525	25.92 %	3.57 %
Nonfarm Nonresidential		219,202		3,802	249.32 %	34.58 %
Less: Improved Owner-Occupied CRE		(96,454)		(1,604)	(109.62) %	(15.21) %
Total - Bank	**$**	**221,891**	**$**	**45,721**	**299.20 %**	**35.00 %**

Source: internal company documents as of 9/30/2023

Loan Portfolio

Total Loans (in millions)

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	216,266
Residential Real Estate and HELOC		249,448
Construction		74,708
Total Real Estate Mortgage		540,422
Commercial		87,881
PPP		41
Consumer and Other		5,638
Total Loans		633,982
Deferred Loan Costs, Net		(109)
Less: ALLL		(4,899)
Loans, Net	$	628,974

Source: internal company documents as of 9/30/2023



$473
$484
$573
$634
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
27%
29%
35%
34%
31%
37%
38%
39%
8%
12%
13%
12%
17%
6%
0%
0%
16%
14%
13%
14%
1%
2%
1%
1%
September 30, 2020
September 30, 2021
September 30, 2022
September 30, 2023
Loan Portfolio Composite Comparison
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

PRIME MERIDIAN HOLDING COMPANY

RESIDENTIAL LOAN PORTFOLIO

Total Residential Loans (in millions)	$146	$181	$219	$249

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	163,130
1-4 Non-Owner-Occupied		63,405
Multifamily		22,913
Total	**$**	**249,448**

Source: internal company documents as of 9/30/2023



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
58%
30%
12%
53%
31%
16%
57%
28%
15%
65%
26%
9%
September 30, 2020
September 30, 2021
September 30, 2022
September 30, 2023
1-4 Owner-Occupied & HELOC
1-4 Non-Owner-Occupied
Multifamily

Residential Loan Portfolio Composite Comparison

CORE FUNDING

Total Deposits (in millions)	$555	$718	$755	$723

✓ Company's deposit franchise is comprised of **27%** noninterest-bearing deposits

Deposits (in thousands)

Noninterest-Bearing	$ 193,439
Money Market Accounts	265,599
NOW	158,409
Savings	27,484
Time Deposits	77,876
Total	**$ 722,807**



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
27%
40%
19%
3%
11%
31%
41%
18%
3%
7%
29%
41%
20%
5%
5%
27%
36%
22%
4%
11%
September 30, 2020
September 30, 2021
September 30, 2022
September 30, 2023
Core Funding Composite Comparison
Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits

Source: internal company documents as of 9/30/2023

CORE FUNDING

Deposit Highlights Q3 2023

- Diversified core deposit base and balanced distribution between commercial and retail clients.
- Average balance per account of $47,400
- Non-core funding represents $65.1 million, or 11.7% of total interest-bearing liabilities.
- Q3-23 average cost of funds of 1.62%.

Deposit Volume by Client Mix



9%
50%
41%
Commercial
Consumer
Public

Deposits by Product Type

Deposit Type	Balance (in 000s)	Count	Avg Per Account (in 000s)
Non-Interest Bearing	$193,439	7,626	$25.4
Money Market	$265,599	1,561	$170.1
NOW	$158,409	3,317	$47.8
Savings	$27,484	2,099	$13.1
Time Deposits	$77,876	658	$118.4
Total	$722,807	15,261	47.4

NON-MATURITY DEPOSITS

- Average new non-maturity deposit volume of $15.1 million, and 378 new accounts for 3rd quarter 2023.
- Focus on noninterest-bearing and NOW accounts.
- 9.4% year-over-year growth in the number of non-maturity deposit accounts.



Net New Non-Maturity Deposit Accounts
450
400
350
300
250
200
150
100
50
0
74
27
76
217
20
3
74
83
52
34
53
159
28
36
69
106
18
60
81
219
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Noninterest-bearing
NOW
Money market
Savings



Net New Non-Maturity Deposit Volume
(in thousands)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Noninterest-bearing
NOW
Money market
Savings

Above data represents new accounts net of closed accounts. Volume is represented as QTD average balance of new accounts net of closed accounts.

Source: internal company documents

Liquidity and Flexibility

Cash and Cash Equivalents		Unpledged Debt Securities (Fair Value)		Available Credit Lines		Maximum Available Brokered + Wholesale
$22.4 million	+	$117.8 million		$176.6 million	+	$208.0 million

On-Balance Sheet Liquidity

$140.2 million

+

Off-Balance Sheet Liquidity

$384.6 million

TOTAL LIQUIDITY

$524.8 million

72.6% of Total Deposits

Data as of 9/30/2023

As of September 30, 2023, the Bank's estimated uninsured deposits were $192.5 million, or 29.2% of total deposits, excluding collateralized deposits from respective totals. The Bank's total estimated uninsured deposits is $253.1 million, or 35.0% of total deposits, including collateralized deposits. Total liquidity is $524.8 million, or 72.6% of total deposits, and is 207% of estimated uninsured deposits as of September 30, 2023.

Asset Quality



NPAs(1) / Total Assets (%)
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.04
0.09
0.52
0.19
0.00
0.09
0.12
0.19
2017
2018
2019
2020
2021
2022
Q3-22
Q3-23

(1) NPA = Nonperforming Assets

Source: S&P Global and internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.

Deposit Market Share

	Institution	State	Type	2023 Rank	2022 Rank	2023 Total Deposit Market Share (%)	2022 Total Deposit Market Share (%)	YoY Deposit Growth 2023 (%)	5-Year Deposit CAGR 2023 (%)
Leon, FL									
	Wells Fargo Bank NA	SD	Bank	1	1	18.34	22.48	(24.94)	5.01
	Capital City Bank	FL	Bank	2	2	17.04	15.08	3.94	9.44
	Bank of America NA	NC	Bank	3	3	15.66	15.01	(4.02)	11.82
	Truist Bank	NC	Bank	4	4	11.80	12.83	(15.43)	(1.62)
	Prime Meridian Bank	*FL*	*Bank*	*5*	*5*	*6.95*	*7.18*	*(10.97)*	*13.86*
	Hancock Whitney Bank	MS	Bank	6	6	6.30	4.98	16.35	10.14
	The First Bank	MS	Bank	7	8	4.29	4.34	(9.01)	0.92
	Centennial Bank	AR	Bank	8	9	4.19	4.23	(8.98)	3.82
	Synovus Bank	GA	Bank	9	10	4.06	4.04	(7.64)	3.01
	Regions Bank	AL	Bank	10	7	3.99	4.65	(21.18)	(3.10)
	Thomasville National Bank	GA	Bank	11	11	1.94	1.88	(5.29)	-
	Ameris Bank	GA	Bank	12	12	1.81	1.26	31.91	66.47
	JPMorgan Chase Bank NA	OH	Bank	13	13	1.52	0.79	77.07	-
	ServisFirst Bank	AL	Bank	14	-	0.69	0.00	-	-
	American Commerce Bank NA	GA	Bank	15	14	0.61	0.53	4.87	(1.53)
	PeoplesSouth Bank	GA	Bank	16	15	0.52	0.51	(7.12)	5.17
	MidSouth Bank	AL	Bank	17	16	0.23	0.19	10.08	-
	SmartBank	TN	Bank	18	-	0.06	0.00	-	-
Polk, FL									
	Prime Meridian Bank	*FL*	*Bank*	*16*	*16*	*0.24*	*0.27*	*(1.48)*	*-*
Wakulla, FL									
	Centennial Bank	AR	Bank	1	1	61.30	62.30	3.75	9.76
	Ameris Bank	GA	Bank	2	3	15.23	10.38	54.65	12.48
	Prime Meridian Bank	*FL*	*Bank*	*3*	*2*	*15.07*	*17.33*	*(8.29)*	*17.14*
	Capital City Bank	FL	Bank	4	4	8.39	9.99	(11.42)	9.85

Source: S&P Global: Market share analysis excludes non-retail deposits. [1]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2023 and 2022 and other data in this table are pro forma for all acquisitions announced after June 30, 2023 and up to including the date of this table (September 23, 2023).

Appendix | TABLES

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	3Q'23	2Q'23	1Q'23	4Q'22	3Q'22
Per Share Data:					
Earnings per common share - Basic	$ 0.66	$ 0.71	$ 0.79	$ 0.83	$ 0.90
Earnings per common share - Diluted	$ 0.66	$ 0.70	$ 0.78	$ 0.83	$ 0.89
Book value per common share	$ 22.91	$ 23.25	$ 22.81	$ 21.19	$ 20.20
Common shares outstanding	3,263,733	3,190,052	3,185,765	3,164,491	3,162,975
Weighted-average basic common shares outstanding	3,214,323	3,189,353	3,175,807	3,164,211	3,159,526
Weighted-average diluted common shares outstanding	3,235,920	3,201,531	3,210,012	3,198,744	3,197,282
Selected Performance Ratios and Other Data:					
Return on average assets(1)	1.03%	1.10%	1.23%	1.27%	1.32%
Return on average equity(1)	11.31	12.31	14.20	16.36	17.19
Average yield on earning assets	5.21	4.98	4.78	4.59	4.04
Net interest margin(2)	3.68	3.78	3.92	3.98	3.71
Efficiency ratio(3)	61.45	57.84	55.72	54.56	50.53
Noninterest expense/average assets(1)	2.29	2.21	2.20	2.18	1.90
Asset Quality Data:					
Nonaccrual loans	$ 1,112	$ 1,391	$ 1,348	$ 343	$ 1,006
Loans 90 days past due and still accruing	367	-	-	404	-
Other real estate owned	117	-	-	-	-
Total nonperforming assets	1,596	1,391	1,348	747	1,006
Nonperforming assets/total assets	0.19%	0.17%	0.17%	0.09%	0.12%
Loans 30-89 days past due	$ 1,060	$ 826	$ 2,414	$ 2,900	$ 1,024
Total loans	633,982	619,465	610,792	595,631	572,639
Loans 30-89 days past due/total loans	0.17%	0.13%	0.40%	0.49%	0.18%
Net charge-offs/average loans (1)	0.03	0.23	-	-	-
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	10.34%	10.14%	9.93%	9.09%	8.59%
Common Equity Tier 1 Capital Ratio (Company)	13.42	13.22	12.82	12.25	11.98
Tier 1 Risk-Based Capital Ratio (Company)	13.42	13.22	12.82	12.25	11.98
Total Risk-Based Capital Ratio (Company)	14.19	13.97	13.58	13.39	13.09
Tangible Common Equity Ratio(4) (Company)	8.99	9.03	8.90	8.23	7.68
Tier 1 Leverage Capital Ratio (Bank)	10.18	9.98	10.13	9.70	9.07
Common Equity Tier 1 Capital Ratio (Bank)	13.23	13.00	13.07	12.90	12.62
Tier 1 Risk-Based Capital Ratio (Bank)	13.23	13.00	13.07	12.90	12.62
Total Risk-Based Capital Ratio (Bank)	13.99	13.76	13.83	14.04	13.73
Tangible Common Equity Ratio(4) (Bank)	8.84	8.87	9.10	8.73	8.15

(1) Annualized
(2) Net interest margin is net interest income divided by total average interest-earnings assets, annualized.
(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.
(4) Tangible Common Equity is a non-GAAP financial measure. For additional information, including a reconciliation, please see page 36.

Condensed Consolidated Statements of Earnings

(in thousands except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
	Unaudited		*Unaudited*	
Interest income:				
Loans	$ 9,019	$ 6,755	$ 25,633	$ 18,568
Debt securities	919	878	2,777	2,000
Other	244	649	650	1,104
Total interest income	10,182	8,282	29,060	21,672
Interest expense:				
Deposits	2,691	624	6,141	1,442
Other borrowings	304	56	824	127
Total interest expense	2,995	680	6,965	1,569
Net interest income	7,187	7,602	22,095	20,103
Credit loss expense	175	241	743	601
Net interest income after credit loss expense	7,012	7,361	21,352	19,502
Noninterest income:				
Service charges and fees on deposit accounts	92	78	261	219
Debit card/ATM revenue, net	137	132	437	404
Mortgage banking revenue, net	121	116	250	420
Income from bank-owned life insurance	100	96	290	285
Other income	49	61	165	177
Total noninterest income	499	483	1,403	1,505
Noninterest expense:				
Salaries and employee benefits	2,864	2,367	8,359	6,765
Occupancy and equipment	427	413	1,235	1,217
Professional fees	149	124	416	400
Marketing	215	195	688	575
FDIC assessment	104	95	275	303
Software maintenance, amortization and other	341	310	912	837
Other	623	581	1,814	1,650
Total noninterest expense	4,723	4,085	13,699	11,747
Earnings before income taxes	2,788	3,759	9,056	9,260
Income taxes	668	928	2,178	2,221
Net earnings	$ 2,120	$ 2,831	$ 6,878	$ 7,039
Earnings per common share:				
Basic	$ 0.66	$ 0.90	$ 2.15	$ 2.23
Diluted	0.66	0.89	2.13	2.21
Cash dividends per common share(1)	-	-	0.22	0.18

(1) Annual cash dividends were paid during the first quarters of 2023 and 2022.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	3Q'23	2Q'23	1Q'23	4Q'22	3Q'22
Interest income:					
Loans	$ 9,019	$ 8,570	$ 8,044	$ 7,653	$ 6,755
Debt securities	919	925	933	938	878
Other	244	184	222	477	649
Total interest income	10,182	9,679	9,199	9,068	8,282
Interest expense:					
Deposits	2,691	1,917	1,533	1,137	624
Other borrowings	304	409	111	73	56
Total interest expense	2,995	2,326	1,644	1,210	680
Net interest income	7,187	7,353	7,555	7,858	7,602
Credit loss expense	175	325	243	289	241
Net interest income after credit loss expense	7,012	7,028	7,312	7,569	7,361
Noninterest income:					
Service charges and fees on deposit accounts	92	84	85	83	78
Debit card/ATM revenue, net	137	149	151	136	132
Mortgage banking revenue, net	121	75	54	53	116
Income from bank-owned life insurance	100	96	94	94	96
Other income	49	59	57	63	61
Total noninterest income	499	463	441	429	483
Noninterest expense:					
Salaries and employee benefits	2,864	2,743	2,752	2,862	2,367
Occupancy and equipment	427	399	409	404	413
Professional fees	149	132	135	114	124
Marketing	215	250	223	218	195
FDIC assessment	104	87	84	57	95
Software maintenance, amortization and other	341	294	277	325	310
Other	623	616	575	541	581
Total noninterest expense	4,723	4,521	4,455	4,521	4,085
Earnings before income taxes	2,788	2,970	3,298	3,477	3,759
Income taxes	668	713	797	835	928
Net earnings	$ 2,120	$ 2,257	$ 2,501	$ 2,642	$ 2,831
Basic earnings per common share	$ 0.66	$ 0.71	$ 0.79	$ 0.83	$ 0.90
Diluted earnings per common share	0.66	0.70	0.78	0.83	0.89

Condensed Consolidated Balance Sheets

(in thousands)

	3Q'23 (Unaudited)	2Q'23 (Unaudited)	1Q'23 (Unaudited)	4Q'22 (Audited)	3Q'22 (Unaudited)
Assets					
Cash & cash equivalents	$ 22,404	$ 21,799	$ 22,714	$ 39,788	$ 76,017
Debt securities available for sale	123,838	126,792	129,748	129,436	131,668
Debt securities held to maturity	11,838	11,827	11,816	11,805	11,794
Loans, held for sale	5,182	6,614	8,105	7,058	8,911
Loans, net	628,974	614,744	606,128	588,715	565,877
Federal Home Loan Bank stock	1,758	1,895	1,045	463	463
Premises & equipment, net	7,613	7,746	7,893	8,022	8,169
Right of use lease asset	2,879	2,934	2,989	3,044	3,098
Accrued interest receivable	2,671	2,713	2,623	2,385	2,132
Bank-owned life insurance	16,822	16,722	16,626	16,532	16,438
Other real estate owned	117	-	-	-	-
Other assets	7,889	7,253	6,570	7,924	7,748
Total Assets	$ 831,985	$ 821,039	$ 816,257	$ 815,172	$ 832,315
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 193,439	$ 189,362	$ 199,492	$ 197,987	$ 216,533
Savings, NOW and money-market deposits	451,492	450,820	466,202	493,439	500,263
Time deposits	77,876	62,646	51,542	40,109	38,618
Total Deposits	722,807	702,828	717,236	731,535	755,414
Other borrowings	-	-	1,725	4,275	4,125
FHLB Advances	25,000	35,000	15,000	-	-
Official checks	717	1,114	1,671	4,090	1,277
Operating lease liability	3,062	3,111	3,159	3,208	3,256
Other liabilities	5,612	4,816	4,790	5,011	4,339
Total Liabilities	757,198	746,869	743,581	748,119	768,411
Total Stockholders' Equity	74,787	74,170	72,676	67,053	63,904
Total Liabilities and Stockholders' Equity	$ 831,985	$ 821,039	$ 816,257	$ 815,172	$ 832,315

Results of Operations (unaudited)

(dollars in thousands)

	3Q'23			2Q'23			3Q'22		
	Average Balance	Interest and Dividends	Yield/ Rate[5]	Average Balance	Interest and Dividends	Yield/ Rate[5]	Average Balance	Interest and Dividends	Yield/ Rate[5]
Interest-earning assets:									
Loans[1]	$ 620,297	$ 8,939	5.76%	$ 613,318	$ 8,465	5.52%	$ 555,764	$ 6,646	4.78%
Loans held for sale	5,850	80	5.47	8,466	105	4.96	9,869	109	4.42
Debt securities	137,731	919	2.67	140,699	925	2.63	144,710	878	2.43
Other[2]	17,398	244	5.61	15,646	184	4.70	108,875	649	2.38
Total interest-earning assets	781,276	$ 10,182	5.21%	778,129	$ 9,679	4.98%	819,218	$ 8,282	4.04%
Noninterest-earning assets	42,065			39,540			38,699		
Total assets	$ 823,341			$ 817,669			$ 857,917		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 449,396	$ 2,089	1.86%	$ 453,129	$ 1,585	1.40%	$ 527,408	$ 570	0.43%
Time deposits	73,071	602	3.30	55,192	332	2.41	38,244	54	0.56
Total interest-bearing deposits	522,467	2,691	2.06	508,321	1,917	1.51	565,652	624	0.44
Other borrowings	24,582	304	4.95	32,113	409	5.09	4,125	56	5.43
Total interest-bearing liabilities	547,049	$ 2,995	2.19%	540,434	$ 2,326	1.72%	569,777	$ 680	0.48%
Noninterest-bearing deposits	192,686			195,657			214,462		
Noninterest-bearing liabilities	8,644			8,231			7,787		
Stockholders' equity	74,962			73,347			65,891		
Total liabilities and stockholders' equity	$ 823,341			$ 817,669			$ 857,917		
Net earning assets	$ 234,227			$ 237,695			$ 249,441		
Net interest income		$ 7,187			$ 7,353			$ 7,602	
Interest rate spread[3]			3.02%			3.26%			3.56%
Net interest margin[4]			3.68%			3.78%			3.71%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized
(5) Annualized

RECONCILIATION OF NON-GAAP DISCLOSURES

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	3Q'23	2Q'23	1Q'23	4Q'22	3Q'22
Net Income					
Net earnings (GAAP)	$ 2,120	$ 2,257	$ 2,501	$ 2,642	$ 2,831
Plus: Provision (credit) for credit losses	175	325	243	289	241
Plus: income taxes	668	713	797	835	928
PTPP[(1)] net earnings (non-GAAP)	$ 2,963	$ 3,295	$ 3,541	$ 3,766	$ 4,000
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,235,920	3,201,531	3,210,012	3,198,744	3,197,282
EPS, diluted (GAAP)	$ 0.66	$ 0.70	$ 0.78	$ 0.83	$ 0.89
PTPP[(1)] EPS, diluted (non-GAAP)	$ 0.92	$ 1.03	$ 1.10	$ 1.18	$ 1.25
Return on Average Assets (ROAA)(2)					
Average assets	$ 823,341	$ 817,669	$ 810,508	$ 828,912	$ 857,917
ROAA (GAAP)	1.03%	1.10%	1.23%	1.27%	1.32%
PTPP[(1)] ROAA (non-GAAP)	1.44%	1.61%	1.75%	1.82%	1.86%
Return on Average Equity (ROAE)(2)					
Average equity	$ 74,962	$ 73,347	$ 70,456	$ 64,578	$ 65,891
ROAE (GAAP)	11.31%	12.31%	14.20%	16.36%	17.19%
PTPP[(1)] ROAE (non-GAAP)	15.81%	17.97%	20.10%	23.33%	24.28%

(1) Pre-tax, pre-provision (2) Annualized

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized.
Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	3Q'23	2Q'23	1Q'23	4Q'22	3Q'22
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 628,974	$ 614,744	$ 606,128	$ 588,715	$ 565,877
Less PPP loans	(41)	(48)	(181)	(191)	(199)
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 628,933	$ 614,696	$ 605,947	$ 588,524	$ 565,678
Average loans, excluding loans held for sale	$ 620,297	$ 613,318	$ 602,022	$ 588,727	$ 555,764
Less average PPP loans	(45)	(175)	(185)	(195)	(312)
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 620,252	$ 613,143	$ 601,837	$ 588,532	$ 555,452
Interest on loans, excluding loans held for sale	$ 8,939	$ 8,465	$ 7,958	$ 7,561	$ 6,646
Less interest income and earned fee income on PPP loans	-	(4)	3	(1)	(41)
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 8,939	$ 8,461	$ 7,961	$ 7,560	$ 6,605
Growth rate over linked quarter	5.6%	6.3%	5.3%	14.5%	16.4%
Average loan yield, excluding loans held for sale (GAAP)	5.76%	5.52%	5.29%	5.14%	4.78%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	5.76%	5.52%	5.29%	5.14%	4.76%

Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	3Q'23	2Q'23	1Q'23	4Q'22	3Q'22
Tangible Common Equity Ratio (Company)					
Stockholders' Equity (GAAP)	$ 74,787	$ 74,170	$ 72,676	$ 67,053	$ 63,904
Less: Intangibles	-	-	-	-	-
Tangible Stockholders' Equity (non-GAAP)	$ 74,787	$ 74,170	$ 72,676	$ 67,053	63,904
Total Assets (GAAP)	$ 831,985	$ 821,039	$ 816,257	$ 815,172	$ 832,315
Less: Intangibles	-	-	-	-	-
Tangible Assets (non-GAAP)	$ 831,985	$ 821,039	$ 816,257	$ 815,172	$ 832,315
Tangible Common Equity Ratio (non-GAAP)	8.99%	9.03%	8.90%	8.23%	7.68%
Tax-effected adjustment of losses in held-to-maturity securities portfolio (non-GAAP)	$ 1,624	$ 1,063	$ 1,118	$ 1,409	$ 1,205
Tangible Assets adjusted for held-to-maturity securities at fair value (non-GAAP)	830,361	819,976	815,139	813,763	831,110
Tangible Equity adjusted for held-to-maturity securities at fair value (non-GAAP)	73,163	73,107	71,558	65,644	62,699
Tangible Common Equity Ratio Adjusted (non-GAAP)	8.81%	8.92%	8.78%	8.07%	7.54%
Tangible Common Equity Ratio (Bank)					
Stockholders' Equity (GAAP)	$ 73,514	$ 72,816	$ 74,287	$ 71,125	$ 67,860
Less: Intangibles	-	-	-	-	-
Tangible Stockholders' Equity (non-GAAP)	$ 73,514	$ 72,816	$ 74,287	$ 71,125	$ 67,860
Total Assets (GAAP)	$ 831,830	$ 820,921	$ 816,173	$ 815,142	$ 832,170
Less: Intangibles	-	-	-	-	-
Tangible Assets (non-GAAP)	$ 831,830	$ 820,921	$ 816,173	$ 815,142	$ 832,170
Tangible Common Equity Ratio (non-GAAP)	8.84%	8.87%	9.10%	8.73%	8.15%

Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	3Q'23	2Q'23	1Q'23	4Q'22	3Q'22
Adjusted revenue per share					
Interest income	$ 10,182	$ 9,679	$ 9,199	$ 9,068	$ 8,282
Noninterest income	499	463	441	429	483
Total revenue	$ 10,681	$ 10,142	$ 9,640	$ 9,497	$ 8,765
Total revenue	$ 10,681	$ 10,142	$ 9,640	$ 9,497	$ 8,765
Less mortgage banking revenue	(121)	(75)	(54)	(53)	(116)
Total revenue excluding mortgage banking revenue	$ 10,560	$ 10,067	$ 9,586	$ 9,444	$ 8,649
Total revenue	$ 10,681	$ 10,142	$ 9,640	$ 9,497	$ 8,765
Less interest income and earned fee income on PPP loans	-	(4)	3	(1)	(41)
Total revenue excluding interest income and earned fee income on PPP loans	$ 10,681	$ 10,138	$ 9,643	$ 9,496	$ 8,724
Total revenue	$ 10,681	$ 10,142	$ 9,640	$ 9,497	$ 8,765
Less mortgage banking revenue	(121)	(75)	(54)	(53)	(116)
Less interest income and earned fee income on PPP loans	-	(4)	3	(1)	(41)
Total revenue excluding mortgage banking revenue and PPP income	$ 10,560	$ 10,063	$ 9,589	$ 9,443	$ 8,608
Common shares outstanding	3,263,733	3,190,052	3,185,765	3,164,491	$ 3,162,975
Revenue per share (unadjusted)	$ 3.27	$ 3.18	$ 3.03	$ 3.00	$ 2.77
Revenue per share excluding mortgage banking	3.24	3.16	3.01	2.98	2.73
Revenue per share excluding PPP	3.27	3.18	3.03	3.00	2.76
Revenue per share excluding mortgage banking and PPP	3.24	3.15	3.01	2.98	2.72

RECONCILIATION OF NON-GAAP DISCLOSURES

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	For the Nine Months Ended	
	September 30, 2023	September 30, 2022
Net Income		
Net earnings (GAAP)	$ 6,878	$ 7,039
Plus: (credit) provision for loan losses	743	601
Plus: income taxes	2,178	2,221
PTPP[(1)] net earnings (non-GAAP)	$ 9,799	$ 9,861
Earnings per Share (EPS)		
Weighted average common shares, diluted	3,221,952	3,191,593
EPS, diluted (GAAP)	$ 2.13	$ 2.21
PTPP[(1)] EPS, diluted (non-GAAP)	3.04	3.09
Return on Average Assets (ROAA)(2)		
Average assets	$ 817,216	$ 860,373
ROAA (GAAP)	1.12%	1.09%
PTPP[(1)] ROAA (non-GAAP)	1.60%	1.53%
Return on Average Equity (ROAE)(2)		
Average equity (GAAP)	$ 72,938	$ 65,876
ROAE (GAAP)	12.57%	14.25%
PTPP[(1)] ROAE (non-GAAP)	17.91%	19.96%

(1) Pre-tax, pre-provision (2) Annualized

Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31, 2022	2021	2020	2019	2018
Net Income					
Net earnings (GAAP)	$ 9,681	$ 8,347	$ 4,458	$ 3,542	$ 4,042
Plus: Provision (credit) for credit losses	890	(104)	2,850	1,131	591
Plus: income taxes	3,056	2,517	1,295	1,092	1,220
PTPP(1) net earnings (non-GAAP)	$ 13,627	$ 10,760	$ 8,603	$ 5,765	$ 5,853
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,193,774	3,142,482	3,134,124	3,159,635	3,131,546
EPS, diluted (GAAP)	$ 3.03	$ 2.66	$ 1.42	$ 1.12	$ 1.29
PTPP(1) EPS, diluted (non-GAAP)	$ 4.27	$ 3.42	$ 2.74	$ 1.82	$ 1.87
Return on Average Assets (ROAA)					
Average assets	$ 852,272	$ 751,576	$ 595,363	$ 456,797	$ 379,288
ROAA (GAAP)	1.14%	1.11%	0.75%	0.78%	1.07%
PTPP(1) ROAA (non-GAAP)	1.60%	1.43%	1.45%	1.26%	1.54%
Return on Average Equity (ROAE)					
Average equity	$ 65,549	$ 65,179	$ 57,386	$ 53,172	$ 47,932
ROAE (GAAP)	14.77%	12.81%	7.77%	6.66%	8.43%
PTPP(1) ROAE (non-GAAP)	20.79%	16.51%	14.99%	10.84%	12.21%

(1) Pre-tax, pre-provision

Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31, 2022	2021	2020	2019	2018
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 588,715	$ 490,198	$ 476,661	$ 337,710	$ 290,113
Less PPP loans	(191)	(15,172)	(66,774)	-	-
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 588,524	$ 475,026	$ 409,887	$ 337,710	$ 290,113
Average loans, excluding loans held for sale	$ 537,304	$ 480,606	$ 429,802	$ 309,350	$ 283,967
Less average PPP loans	(3,061)	(50,315)	(55,529)	-	-
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 534,243	$ 430,291	$ 374,273	$ 309,350	$ 283,967
Interest on loans, excluding loans held for sale	$ 25,803	$ 22,598	$ 19,553	$ 15,884	$ 14,215
Less interest income and earned fee income on PPP loans	(776)	(3,358)	(1,725)	-	-
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 25,027	$ 19,240	$ 17,828	$ 15,884	$ 14,215
Average loan yield, excluding loans held for sale (GAAP)	4.80%	4.70%	4.55%	5.13%	5.01%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.68%	4.47%	4.76%	5.13%	5.01%

Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2022	2021	2020	2019	2018
Adjusted revenue per share					
Interest income	$ 30,740	$ 24,404	$ 21,684	$ 18,986	$ 16,234
Noninterest income	1,934	2,506	1,882	1,534	1,155
Total revenue	$ 32,674	$ 26,910	$ 23,566	$ 20,520	$ 17,389
Total revenue	$ 32,674	$ 26,910	$ 23,566	$ 20,520	$ 17,389
Less mortgage banking revenue	(473)	(1,174)	(855)	(667)	(447)
Total revenue excluding mortgage banking revenue	$ 32,201	$ 25,736	$ 22,711	$ 19,853	$ 16,942
Total revenue	$ 32,674	$ 26,910	$ 23,566	$ 20,520	$ 17,389
Less interest income and earned fee income on PPP loans	(776)	(3,358)	(1,725)	-	-
Total revenue excluding interest income and earned fee income on PPP loans	$ 31,898	$ 23,552	$ 21,841	$ 20,520	$ 17,389
Total revenue	$ 32,674	$ 26,910	$ 23,566	$ 20,520	$ 17,389
Less mortgage banking revenue	(473)	(1,174)	(855)	(667)	(447)
Less interest income and earned fee income on PPP loans	(776)	(3,358)	(1,725)	-	-
Total revenue excluding mortgage banking revenue and PPP income	$ 31,425	$ 22,378	$ 20,986	$ 19,853	$ 16,942
Common shares outstanding	3,164,491	$ 3,129,046	$ 3,119,471	$ 3,191,288	$ 3,138,945
Revenue per share (unadjusted)	$ 10.33	$ 8.60	$ 7.55	$ 6.43	$ 5.54
Revenue per share excluding mortgage banking	10.18	8.22	7.28	6.22	5.40
Revenue per share excluding PPP	10.08	7.53	7.00	6.43	5.54
Revenue per share excluding mortgage banking and PPP	9.93	7.15	6.73	6.22	5.40